Condensed Consolidated Balance Sheets (Parenthetical) (USD $)	Jul. 31, 2013	Jan. 31, 2013	Jan. 31, 2012
Allowance for Doubtful Accounts Receivable, Current	$ 1,863	$ 4,899	$ 4,000
Common Stock, Shares Authorized	100,000,000	100,000,000	100,000,000
Common Stock, Par Value Per Share	$ 0.001	$ 0.001	$ 0.001
Common Stock, Shares, Issued	31,904,000	28,522,000	6,069,251
Common Stock, Shares, Outstanding	31,904,000	28,522,000	6,069,251